FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2012
Investments, All Other Investments [Abstract]
Financial Instruments Disclosure [Text Block]
30.	FINANCIAL INSTRUMENTS

(a)	Financial Risk Management

Financial instruments of the company consist primarily of cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities and long-term debt. Financial instruments of the company also include derivatives which the company uses to reduce its exposure to currency and price risk associated with its revenues, energy costs and long-term debt.

The company has exposure to risk from its financial instruments, specifically credit risk, market risk (including currency, price and interest rate risk) and liquidity risk.

(i)	Credit Risk

Credit risk is the risk of financial loss to the company if a customer or counterparty to a financial instrument fails to meet its contractual obligation. This risk derives principally from the company’s receivables from customers and derivative counterparties.

Accounts Receivable

The company is exposed to credit risk on accounts receivable from its customers who are mainly in the newspaper publishing, commercial printing and paper manufacturing businesses. The company manages its credit risk principally through credit policies, which include the analysis of the financial positions of its customers and the regular review of their credit limits. The company also subscribes to credit insurance for substantially all of its receivables, periodically purchases accounts receivable puts on certain customers, and obtains bank letters of credit for some export market customers.

Aging of receivables were as follows:

	Successor		Predecessor
	As at December 31	As at September 30	As at December 31
	2012	2012	2011
Trade receivables, gross
Current	$86.3	$110.7	$100.9
Past due 1-30 days	7.3	6.7	13.6
Past due 31-90 days	0.2	3.6	0.3
Past due over 90 days	0.9	0.9	0.3
	94.7	121.9	115.1
Allowance for doubtful accounts	(2.2)	–	(2.0)
Trade receivables, net	92.5	121.9	113.1
Other receivables, including sales tax recoverables	21.5	18.9	21.8
Accounts receivable (note 11)	$114.0	$140.8	$134.9

The movement in the allowance for doubtful accounts in respect of trade receivables were as follows:

	Successor		Predecessor
	As at December 31	As at September 30	As at December 31
	2012	2012	2011
Balance, beginning of period	$–	$2.0	$3.0
Increase (decrease) in provision	2.2	(2.0)	(1.0)
Balance, end of period (note 11)	$2.2	$–	$2.0

Derivatives

The company is also exposed to credit risk with counterparties to the company’s derivative financial instruments. The credit risk arises from the potential for a counterparty to default on its contractual obligations, and is limited to those contracts where the company would incur a cost to replace a defaulted transaction. The company manages this risk by diversifying through counterparties that are of strong credit quality, normally major financial institutions.

(ii)	Market risk

Market risk is the risk that changes in market prices, such as foreign exchange rates, commodity prices and interest rates will affect the company’s cash flows or the value of its financial instruments (e.g., fixed interest long-term debt).

Currency risk: The company is exposed to the risk that future cash flows will fluctuate as substantially all of the company’s sales and accounts receivable are denominated in U.S. dollars, while only a portion of its costs and payables are denominated in or referenced to U.S. dollars. The company is also exposed to the fluctuations in the fair value of its debt denominated in U.S. dollars. Up to September 30, 2011, a portion of the company’s U.S. dollar denominated long-term debt was designated as an effective hedge of the company’s net investment in Snowflake mill. The company uses foreign currency options and forward contracts to partially hedge trade receivables and anticipated future sales denominated in foreign currencies as well as U.S. dollar denominated debt.

The company’s hedging policy for anticipated sales and accounts receivable includes 0% to 67% of 0- to 12-month and 0% to 25% of 13- to 24-month U.S. dollar net exposure. Hedges are layered in over time, increasing the portion of sales or accounts receivable hedged as it gets closer to the expected date of the sale or collection of the accounts receivable. The company’s hedging policy for its U.S. dollar denominated debt includes 0% to 60% of U.S. dollar net exposure. Future U.S. dollar revenues also provide a partial natural hedge for U.S. dollar denominated debt. As of December 31, 2012 and September 30, 2012, the company did not have any foreign currency options or forward contracts outstanding.

Price risk: The company’s policy allows for hedges of newsprint and pulp to be placed on anticipated sales, and hedges of old newsprint to be placed on anticipated purchases and allows for anticipated purchases at 0% to 70% of 0- to 12-month, 0% to 60% of 13- to 24-month and 0% to 30% of 25- to 36-month of the net exposure for oil and natural gas. As of December 31, 2012 and September 30, 2012, the company did not have any outstanding commodity contracts outstanding.

Interest rate risk: The fair value of the company’s fixed-rate debt or the future cash flows of variable-rate debt or fixed-to-floating interest swaps may fluctuate because of changes in market interest rates. The company’s policy is to keep the majority of its term debt on a fixed-rate basis, but to allow for the placing of some fixed-to-floating swaps at rates considered acceptable.

(iii)	Liquidity risk

Liquidity risk is the risk that the company will not be able to meet its financial obligations as they fall due. The company’s approach to managing liquidity is to ensure, as far as possible, that it will have sufficient liquidity to meet its liabilities when due over the next 12 to 24 months, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the company’s reputation.

The company’s principal cash requirements are for interest payments on its debt, capital expenditures and working capital needs. The company uses its operating cash flows, ABL Facility and cash balances to maintain its liquidity. Internal forecasts are regularly prepared that include earnings, capital expenditures, cash flows, cash or revolver drawings, and sensitivities for major assumptions. The internal forecasts include borrowing base availability and covenant compliance. The company also monitors the maturities of its long-term debt and assesses refinancing costs and risks in deciding when to refinance debt in advance of its maturity.

(b)	Revenue risk management instruments

The company did not have any foreign currency or forward contracts outstanding at December 31, 2012 or at September 30, 2012.

Foreign currency options and forward contracts are no longer designated as hedging instruments and are reported at their fair value, which was $nil million at December 31, 2012 and September 30, 2012 (December 31, 2011 - $4.5 million), with related gains and losses recognized in Other income (expense) net.

Commodity swap agreements are not designated as hedging instruments and are reported at their fair value which was $nil at December 31, 2012 and September 30, 2012 (December 31, 2011 - $0.5 million) with related gains and losses recognized in Other income (expense) net.

(c)	Cost risk management instruments

The company did not have any commodity contracts outstanding at December 31, 2012 or at September 30, 2012 (December 31, 2011 - negative $0.6 million).